UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2005

ORTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27368 (Commission File Number)	11-3068704 (I.R.S. Employer Identification No.)

3960 Broadway, New York, New York (Address of principal executive offices)	10032 (Zip Code)

Registrant's telephone number, including area code: (212) 740-6999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 29, 2005 we issued a press release indicating that based on a written response from the FDA, a confirmatory clinical trial would be necessary to approve our Pre Market Approval (PMA) application for our ORCEL product in the treatment of venous ulcers.

A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
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99	Press Release of the Company dated April 29, 2005, announcing the FDA response to our PMA submission for our venous ulcer trial.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2005

ORTEC INTERNATIONAL, INC.

/s/ Alan W. Schoenbart

Alan W. Schoenbart

Chief Financial Officer